

February 19, 2025

# SIGYN THERAPEUTICS

Emerging Growth Conference

Jim Joyce
CEO, Inventor

SIGYN THERAPEUTICS

## FORWARD-LOOKING STATEMENTS

*The following presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of Sigyn Therapeutics, Inc. ("Sigyn"). All statements in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of federal securities laws. In some cases, you can identify forward-looking statements by terms such as "may," "will," "expect," "plan," "anticipate," "strategy," "designed," "intend," "believe," "estimate," "target," or "potential" and other similar expressions. Forward-looking statements involve risks, uncertainties and assumptions that may cause Sigyn's actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements in this presentation, including risks and uncertainties inherent in Sigyn's business and other risks described in Sigyn's filings with the Securities and Exchange Commission (SEC). Sigyn's forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Further information regarding these and other risks is included under the heading "Risk Factors" in Sigyn's periodic reports filed with the SEC, which are available on the SEC's website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Sigyn undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.*

# Next-Generation Blood Purification Therapies



SIGYN THERAPEUTICS

# Investment Considerations

- **Sigyn Therapy™ addresses untreatable infectious disease disorders**
  - *Clinical-stage market comp to treat sepsis ~20x current Sigyn value*
  - *CEO's previous company peaked at ~30x current Sigyn value*
  - *Notable first-in-industry achievements*
- **Pipeline of device candidates to enhance performance of cancer therapies**
  - *ImmunePrep™, ChemoPrep™ & ChemoPure™*

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BYPASS
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First-in-Mammal Studies at University of Michigan

# Sigyn Therapy™

*To Address Life-Threatening Infections*

1. Broadly Deployable
2. Highly Efficient
3. Immense Capacity
4. Broad Spectrum Mechanism

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BYPASS
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Sigyn Therapy™

# Broadly Deployable

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Sigyn Therapy™

# Highly Efficient

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# Immense Capacity


BYPASS
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Sigyn Therapy™

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THERAPEUTICS


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# Broad-Spectrum Mechanism

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Leading Cause of Hospital Deaths
Sepsis
Emerging Global Health Threat
Antibiotic-Resistant Bacteria
Unmet Needs in Global Health
Early Clinical Opportunity in Dialysis Patients
ESRD Endotoxemia
Most Viruses are not treatable w/ Drugs
Untreatable Viral Pathogens

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SIGYN THERAPEUTICS

**EARLY CLINICAL & COMMERCIALIZATION OPPORTUNITY**

# End-Stage Renal Disease (ESRD) Endotoxemia

- 550,000+ dialysis dependent ESRD patients in the United States
- ~20% annual mortality rate
- Endotoxemia and concurrent inflammation underly early causes of death
- Incidence of endotoxemia is 60-90% (>330,000) in ESRD patients

# Potential Value of Sigyn Therapy to the Dialysis Industry

- Extending ESRD patient lives increases revenues
- Provides pathway into non-ESRD markets

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# The Dialysis Industry is Dominated By Two Organizations in North America


FRESENIUS


DaVita
2001
Health Care Heroes Today and Every Day!
Welcome
Welcome

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DaVita
2001
Health Care Heroes Today and Every Day!
Welcome
Welcome

- **~200,000 ESRD patients in North American Network**
- Average annual revenue per patient is ~$58,000
- **$960 million** of increased revenue per month of extended ESRD patient life
- **$240 million** in recouped revenues per week of reduced hospitalization

SIGYN THERAPEUTICS


FRESENIUS

- **~208,000 ESRD patients in North American Network**
- Average annual revenue per patient is ~$70,000
- **$1.2 billion** of increased revenue per month of extended ESRD patient life
- **$300 million** in recouped revenues per week of reduced hospitalization

# End-Stage Renal Disease (ESRD) Clinical Plan

- Investigation Device Exemption (IDE) drafted for FDA submission
- Enrollment of 12-15 ESRD subjects with endotoxemia and concurrent inflammation at three site locations (Hartford, San Antonio, Las Vegas)
- Sigyn Therapy administered during regularly scheduled dialysis sessions
- Primary endpoint is safety / secondary endpoints includes endotoxin and inflammatory cytokine reduction
- Successful completion sets stage for ESRD pivotal studies and establishes pathway to pursue Sepsis* studies in non-ESRD subjects (Modular Clinical Design)

** ESRD study therapeutic targets underly sepsis and other life-threatening infections*

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# About Sepsis

- Leading cause of death in U.S. hospitals*
- $38 billion annual cost to the U.S. healthcare system*
- A dysregulated immune response most often induced by a bacterial or viral infection
- An excessive production of pro-inflammatory cytokines (“the cytokine storm”)
- Bacterial toxins that leak from the gut into the bloodstream are potent activators of sepsis

** Source: U.S. National Institutes of Health (NIH)*

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## Sigyn Therapy™ Sepsis Related Studies*

- A dysregulated immune response most often induced by a bacterial or viral infection
  *The clearance of viral pathogens from human blood plasma has been validated*

- An excessive production of pro-inflammatory cytokines ("the cytokine storm")
  *The clearance of **TNF alpha, IL-1b and IL-6** has been validated*

- Bacterial toxins that leak from the gut into the bloodstream are potent activators of sepsis
  *The clearance of **peptidoglycan, lipoteichoic acid and endotoxin** has been validated*

** All studies conducted with pediatric versions of Sigyn Therapy™*

# Clinical-Stage Market Comparable to Treat Sepsis

- Spectral Medical holds the North American rights to the Polymyxin B ("PMX") endotoxin removal device
- PMX is being evaluated in a study of adults with endotoxemia and septic shock
- As a model for clinical progression-based value, Spectral Medical has a market cap ~20x the current value of Sigyn Therapeutics

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# Oncology

*"We don't develop drugs to treat cancer. We develop devices to improve the benefit of drugs to treat cancer"*



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# Chemotherapy

- Most common class of drug to treat cancer
- < 3.5% is delivered to tumor-cell targets
- Off-target chemotherapy contributes to toxicity
- Cancer cells release exosomes that interfere with chemotherapy delivery (chemosomes)



# Sigyn Solution

*Associated with a pending patent entitled: "SYSTEMS AND METHODS TO ENHANCE CHEMOTHERAPY DELIVERY AND REDUCE TOXICITY"*

## ChemoPrep™

- Pre-treatment depletion of chemosomes to improve delivery of chemotherapy to cancer cell targets
- Therapeutic objective to maintain chemotherapy effectiveness with lower doses (toxicity reduction)

## ChemoPure™

- Post-treatment clearance of off-target chemotherapy to further mitigate treatment toxicity

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# Immunotherapeutic Antibodies

- Top selling drugs to treat cancer
- Most valued assets in global medicine based on 2023 & 2024 M&A activity
- Over 1000 human studies, yet no effective strategy to improve delivery



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# Limitation of Immunotherapeutic Antibodies

- ~2% of doses reach intended cancer cell target
- Delivery intercepted by circulating decoys that display the binding site receptor of the antibody
- Most patients don’t respond to therapy



# Sigyn Solution

*Associated with a pending patent entitled: "DEVICES FOR ENHANCING THE ACTIVITY OF THERAPEUTIC ANTIBODIES"*

## ImmunePrep™

- Platform to incorporate a therapeutic antibody to sweep decoys from circulation prior to the infusion of the antibody into a cancer patient
- Simultaneous clearance of the antibody's therapeutic target to further enhance patient benefit without added drug toxicity
- Expanding the use of therapeutic antibodies and enhancing their benefit would provide strategic value to the drug industry

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# Conclusion



# Next-Generation Blood Purification Therapies


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*"Sigyn Therapy in Action"*

## Summary

- Lead product targets infectious disease disorders not treatable with drugs
- Pipeline comprised of first-in-industry devices to improve delivery of leading cancer therapies

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# Public Market Data

- OTCQB: SIGY
- 52-Week Range: $3.15 - $6.34
- Shares Outstanding: 1,605,377
- >90% of Shares Outstanding are held by management, two funds, and one investment group

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Reg-D Offering Memorandum Contact: Johan Louw
(281) 660-1815 or jlouw@SigynTherapeutics.com

# Finance Plan

- **2025 Q1**: $3.75 million Reg D 506c offering of 10% convertible notes[1] (offering documents now available)

- **2025 Q2**: Initiation of $20 million Regulation A+ uplist to Nasdaq[2] offering

*[1]The Company previously raised ~$5 million through 10% convertible notes whose average conversion price was $6.75 per share*

*[2]The Company has submitted listing application to Nasdaq, but there is no assurance the Company will achieve the listing requirements for its shares to trade on Nasdaq*

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# SIGYN THERAPEUTICS

*Jim Joyce*
*CEO, Inventor*
*jj@sigyntherapeutics.com*

*2468 Historic Decatur Road, Suite 140*
*San Diego, California 92106*
*SigynTherapeutics.com*